Summary Prospectus March 1, 2026 American Century Investments® Emerging Markets Debt Fund
Investor Class: AEDVX I Class: AEHDX Y Class: AEYDX	A Class: AEDQX C Class: AEDHX R Class: AEDWX	R5 Class: AEDJX R6 Class: AEXDX G Class: AEDGX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/docs 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/fadocs 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated March 1, 2026 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s Form N-CSR for the fiscal year ended October 31, 2025. The fund’s SAI and Form N-CSR may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks total return.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 17 of the fund’s prospectus, Appendix A of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	I	Y	A	C	R	R5	R6	G
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	4.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	None¹	1.00%	None	None	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R5	R6	G
Management Fee	0.96%	0.86%	0.76%	0.96%	0.96%	0.96%	0.76%	0.71%	0.71%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None	None	None
Other Expenses	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.99%	0.89%	0.79%	1.24%	1.99%	1.49%	0.79%	0.74%	0.74%
Fee Waiver[2]	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.71%³
Total Annual Fund Operating Expenses After Fee Waiver	0.91%	0.81%	0.71%	1.16%	1.91%	1.41%	0.71%	0.66%	0.03%

1 Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.
2 The advisor has agreed to waive 0.08 percentage points of the fund’s management fee. The advisor expects this waiver to continue until February 28, 2027 and cannot terminate it prior to such date without the approval of the Board of Trustees.
3 The advisor has agreed to waive the G Class’s management fee in its entirety. The advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$93	$308	$540	$1,206
I Class	$83	$276	$486	$1,089
Y Class	$73	$245	$431	$971
A Class	$563	$819	$1,094	$1,875
C Class	$194	$618	$1,066	$2,114
R Class	$144	$464	$806	$1,771
R5 Class	$73	$245	$431	$971
R6 Class	$68	$229	$404	$911
G Class	$3	$10	$17	$39

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 105% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets in fixed income instruments of issuers that are economically tied to emerging markets. The fund will invest in debt instruments issued by foreign governments and corporations. Investments are made in instruments denominated in U.S. dollars and in local emerging markets currency.
The fund considers an emerging market to be any country that is located outside the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. In determining an issuer’s location, the portfolio managers may consider various factors including, among others, where the issuer is headquartered, where the issuer’s principal operations are located, where a majority of the issuer’s revenues are derived, where the principal trading market is located and the country in which the issuer was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.
The fund may invest without limitation in both investment grade and high-yield (“junk bonds”) debt securities. An “investment grade” security is one that has been rated in one of the four highest categories used by a nationally recognized statistical rating organization or determined by the investment advisor to be of comparable credit quality. A “high-yield” security is one that has been rated below the four highest categories used by a nationally recognized statistical rating organization, or determined by the investment advisor to be of similar quality.
The average duration of the fund varies based on the portfolio managers’ forecast of interest rates and, under normal market conditions is not expected to exceed ten years. Duration is an indication of the relative sensitivity of a security’s market value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Duration is different from maturity in that it attempts to measure the interest rate sensitivity of a security, as opposed to its expected final maturity.
In addition to the debt securities described above, the fund may also invest in bank loans.
The fund also invests in derivative instruments. The fund may use foreign currency exchange contracts to shift its investment exposure from one currency into another, for hedging purposes or to enhance returns. The fund may invest in futures contracts, options and swap agreements (such as interest rate swaps) to manage duration, credit exposure and country exposure. The fund may also invest in collateralized debt obligations, including collateralized loan obligations, mortgage- or asset-backed securities and other similarly structured investments.
The portfolio managers may engage in hedging of portfolio positions, which usually involves entering into a derivative transaction that has the opposite characteristics of the position being hedged. The net effect of these two positions is to reduce or eliminate the exposure created by the first position.
To determine whether to buy or sell a security, the portfolio managers consider, among other things, various fund requirements and standards, along with economic conditions, alternative investments, interest rates and whether to alter geographic or currency exposure.
Principal Risks
•Foreign Securities Risk – The fund may invest in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), natural disasters and public health emergencies occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
•Emerging Markets Risk – Investing in securities of issuers located in emerging market countries generally is riskier than investing in securities of issuers located in foreign developed countries due to lower liquidity, market manipulation concerns, limited reliable access to capital, and differing company organizational structures. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets. Additionally, certain jurisdictions do not provide the Public Company Accounting Oversight Board (PCAOB) with sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, potentially exposing investors in U.S. capital markets to significant risks.
•Currency Risk – Because the fund may invest in securities denominated in foreign currencies, the fund may be subject to currency risk, meaning that the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
•Sovereign Debt Risk – Sovereign debt instruments, which are instruments issued by foreign governmental entities, are subject to the risk that the governmental entity may be unable or unwilling to repay the principal or interest on its sovereign debt due to, among other reasons, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt or its failure to implement economic reforms. There is no bankruptcy process for collecting sovereign debt and legal remedies may be limited and onerous to pursue.
•Credit Risk – Debt securities, especially high-yield debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.
•High-Yield Securities Risk – Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic down turn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations.
•Interest Rate Risk – Investments in debt securities are sensitive to interest rate changes. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. The fund’s investments are designed to reduce this risk. Interest rate risk, however, is generally higher for the fund than for funds that have a shorter-weighted average maturity, such as money market funds and short-term bond funds. The fund will also be exposed to interest rate risk outside of the U.S. where interest rate trends may differ from those in the U.S. A period of rising interest rates may negatively affect the fund’s performance.
•Liquidity Risk – The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s price. Changing regulatory and market conditions, including increases in interest rates and credit spreads, may adversely affect the liquidity of the fund’s investments. In addition, when the market for certain investments is illiquid, the fund may be unable to achieve its desired level of exposure to a certain sector. Illiquid securities may also be difficult to value.
•Single Country Risk – Investing a significant portion of assets in one country or region makes the fund more dependent upon the political and economic circumstances of that particular country or region than a fund that is more widely diversified.
•Counterparty Risk – If the fund enters into financial contracts, the fund will be subject to the credit risk presented by the counterparties.
•Derivatives Risk – The use of derivative instruments, such as futures, options and swaps, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including leverage, liquidity, interest rate, market, credit, counterparty and correlation risk. Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the fund may not correlate with the value of the underlying instrument or the fund’s other investments. Gains or losses involving some futures, options and other derivatives may be substantial – in part because a relatively small price movement in these instruments may result in an immediate and substantial gain or loss for the fund. Derivatives used for hedging or risk management may not operate as intended, may expose the fund to other risks, and may be insufficient to protect the fund from the risks they were intended to hedge.
•Bank Loan Risk – The market for bank loans may not be highly liquid and the fund may have difficulty selling them. Bank loans may not be considered securities, thus the fund may not be afforded anti-fraud protections available under the federal securities laws. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by borrowers with loan terms nor any set off rights, and the fund may not benefit directly from any posted collateral. As a result, the fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.
•Collateralized Obligation Risk – Collateralized obligations, such as collateralized loan obligations (CLOs) are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of collateralized obligations may be affected by, among other things, changes in the market value of the underlying assets held by the collateralized obligation, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability and prices and interest rates of underlying assets. Some of the collateralized obligations in which the fund invests may be covenant-lite loans. Covenant-lite loans contain fewer or less restrictive constraints on the borrower. The fund may have fewer rights against a borrower and an accompanying greater risk of loss when it invests in covenant-lite loans.
•Redemption Risk – The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs and/or have adverse tax consequences. Redemption activity can occur for many reasons, including shareholder reactions to market events or product changes. To the extent that a large shareholder (including the advisor, another account advised by the advisor, a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.
•Market Risk – The risk that the value of securities owned by the fund may go up and down, sometimes rapidly or unpredictably. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Principal Loss Risk – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Calendar Year Total Returns

Highest Performance Quarter (2Q 2020): 12.41%            Lowest Performance Quarter (1Q 2020): -12.98%

Average Annual Total Returns For the calendar year ended December 31, 2025	1 year	5 year	10 year	Since Inception	Inception Date
Investor Class Return Before Taxes	14.90%	1.79%	4.09%	—	07/29/2014
Return After Taxes on Distributions	12.37%	-0.06%	2.33%	—	07/29/2014
Return After Taxes on Distributions and Sale of Fund Shares	8.76%	0.53%	2.36%	—	07/29/2014
I Class[1] Return Before Taxes	15.13%	1.91%	4.20%	—	04/10/2017
Y Class[1] Return Before Taxes	15.13%	1.99%	4.28%	—	04/10/2017
A Class Return Before Taxes	9.47%	0.61%	3.34%	—	07/29/2014
C Class[2] Return Before Taxes	13.81%	0.80%	3.20%	—	07/29/2014
R Class Return Before Taxes	14.48%	1.28%	3.57%	—	07/29/2014
R5 Class Return Before Taxes	15.13%	1.99%	4.29%	—	07/29/2014
R6 Class Return Before Taxes	14.95%	2.00%	4.32%	—	07/29/2014
G Class Return Before Taxes	15.94%	2.75%	—	4.05%	11/14/2017
JP Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	14.30%	1.78%	4.40%	—	—
1    Historical performance for the I and Y Classes prior to their inception is based on the performance of R5 Class shares. I and Y Class performance has been adjusted to reflect differences in expenses between classes, if applicable. Since inception performance for the I and Y Classes is based on the R5 Class inception date.
2    C Class shares automatically convert to A Class shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Rajat Ahuja, Portfolio Manager and Senior Sovereign Analyst, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2021.
Lynn Chen, CFA, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2021.
Jason Greenblath, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2019.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($1,000 for Coverdell Education Savings Accounts and IRAs). However, American Century Investments will waive the fund minimum if you make an initial investment of at least $500 and continue to make automatic investments of at least $100 a month until reaching the fund minimum.
Investors opening accounts through financial intermediaries may open an account with $250 for the Investor, A, C and R Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for the I Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary.
There is no minimum initial investment amount for Y, R5 or R6 Class shares.
For the Investor, A, C, R, R5 and R6 Classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. Employer-sponsored retirement plans are not eligible to purchase I or Y Class shares.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
G Class shares are available for purchase by other funds offered by American Century Investments for which it charges a management fee. In its sole discretion, American Century Investments may also make G Class shares available for purchase by other institutional clients for which American Century Investments provides investment management services for a fee pursuant to an investment advisory agreement. Currently, eligible clients are limited to commingled investment trusts or other pooled investment vehicles that utilize a target date or other asset allocation investment strategy for which American Century Investments provides asset allocation or glide path investment management services for a fee. G Class shares do not have a minimum purchase amount.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the Y, R6 and G Classes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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